CLS INTERNATIONAL EQUITY FUND

A SERIES OF THE ADVISORONE FUNDS

17605 Wright Street

Omaha, NE 68130

April 15, 2019

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the CLS International Equity Fund, a series of the AdvisorOne Funds. The Board of Trustees (the "Board") of AdvisorOne Funds (the "Trust"), after careful consideration, has approved the reorganization (the "Reorganization") of the CLS International Equity Fund (the "Target Fund"), into the CLS Global Diversified Equity Fund (the "Survivor Fund"), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a "Fund," and together as the "Funds." The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the "Combined Fund." The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.
You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have similar investment objectives and their principal investment strategies are similar. The Target Fund's investment objective is growth of capital and current income and the Survivor Fund's investment objective is long-term growth of capital without regard to current income. While the Funds use slightly different investment techniques and allocations at times, both Funds satisfy their respective investment objectives by investing in exchange traded funds, other open-end mutual funds, and closed-end funds that invest in common stock of foreign issuers. Currently, the Funds are managed by the same investment adviser. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully described in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective with generally lower expenses.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ investment adviser recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interest of each Fund and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds' investment objectives and strategies, the management fee for the Target Fund and the Combined Fund, the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the "Plan of Reorganization"). The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund's shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about April 29, 2019 (the "Closing Date"). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of Class N shares in the Target Fund at the Closing Date of the Reorganization will receive a number of Class N shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-866-811-0225.

Sincerely,

Ryan Beach, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the "Reorganization") of the CLS International Equity Fund (the "Target Fund"), into the CLS Global Diversified Equity Fund (the "Survivor Fund" and, together with the Target Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q. What is this document and why did we send it to you?

A. This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the AdvisorOne Funds (the "Trust"). The Funds pursue similar investment objectives and similar investment strategies. When the Reorganization is completed, your Class N shares of the Target Fund will be exchanged for Class N shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of March 14, 2019. The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q. Has the Board of Trustees approved the Reorganization?

A. Yes, the Board of Trustees of the Trust (the "Board") has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Trustees"), determined that the Reorganization is in the best interests of the Target Fund's and Survivor Fund's shareholders and that neither Fund's existing shareholders’ interests will be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A. The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets at the time of and following the Reorganization;
(ii)	Shareholders of the Target Fund will experience expense savings as the Survivor Fund has a lower expense ratio (before and after waiver) than the Target Fund
(iii)	The Reorganization may increase the Combined Fund’s prospects for increased sales and economies of scale, further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base; and
(iv)	The Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Q. How will the Reorganization affect me as a shareholder?

A. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive Class N shares of the Survivor Fund equal to the value of the Class N shares you own of the Target Fund. An account will be created for each shareholder that will be credited with Class N shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund Class N shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per Class N share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder's account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund

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shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q. Why is no shareholder action necessary?

A. Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust's declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A. The Reorganization is expected to take effect on or about April 29, 2019, or as soon as possible thereafter (the “Closing Date”).

Q. Who will pay for the Reorganization?

A. The costs of the Reorganization will be borne by CLS Investments, LLC, each Fund's investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $25,000. This amount does not include brokerage commission costs that the Survivor Fund will incur in repositioning its portfolio following the Reorganization. The Adviser expects that the brokerage commission costs associated with the selling of such securities will be approximately $2,000, which will be borne by the Survivor Fund.

Q. Will the Reorganization result in any federal tax liability to me?

A. It is not expected that the Reorganization will not result in a tax consequence to Target Fund shareholders. Assuming that the parties comply with the terms of the agreement and plan of Reorganization and supply appropriate representation letters, the Trust will receive an opinion that the transaction should be a tax-free reorganization.  Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I redeem my shares of the Target Fund before the Reorganization takes place?

A. Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund's prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of Closing Date will be exchanged for shares of the Survivor Fund.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.

Q. Are there differences in front-end sales loads or contingent deferred sales charges?

A. No. Both the Target Fund and the Survivor Fund have no front-end sales loads and contingent deferred sales charges.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also contact the Funds at 1-866-811-0225. You may also visit our website at www.advisoronefunds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

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INFORMATION STATEMENT FOR

THE CLS INTERNATIONAL EQUITY FUND, A SERIES OF ADVISORONE FUNDS

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

PROSPECTUS FOR

THE CLS GLOBAL DIVERSIFIED EQUITY FUND, A SERIES OF ADVISORONE FUNDS

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

DATED April 15, 2019

RELATING TO THE REORGANIZATION OF

THE CLS INTERNATIONAL EQUITY FUND

WITH AND INTO

THE CLS GLOBAL DIVERSIFIED EQUITY FUND

EACH A SERIES OF ADVISORONE FUNDS

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the CLS International Equity Fund (the "Target Fund"), a series of AdvisorOne Funds, a Delaware statutory trust (the "Trust"). As provided in the Agreement and Plan of Reorganization (the "Plan of Reorganization"), the Target Fund will be reorganized into the CLS Global Diversified Equity Fund (the "Survivor Fund"), also a series of the Trust (the "Reorganization"). The Target Fund and the Survivor Fund are each referred to herein as a "Fund", and together, the "Funds." The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the "Combined Fund." For purposes of this Combined Prospectus/Information Statement, the terms "shareholder," "you" and "your" may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the "Board"), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Survivor Fund pursues an investment objective similar to that of the Target Fund, and the investment strategies of the Funds are similar. Please see "Summary—Investment Objectives and Principal Investment Strategies" below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund. Target Fund shareholders will receive Class N shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund Class N shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder's percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

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In addition, the following documents each have been filed with the Securities and Exchange Commission (the "SEC"), and are incorporated herein by reference:

•	the Prospectus related to the Class N shares of the Target Fund and Survivor Fund, dated September 1, 2018 (File No. 811-08037 and 333-20635);
•	the Statement of Additional Information related to the Class N shares of the Target Fund and Survivor Fund, dated September 1, 2018 (File No. 811-08037 and 333-20635);
•	the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended April 30, 2018 (File No. 811-08037), which has previously been sent to shareholders of the Target Fund; and
•	the Semi-Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended October 31, 2018 (File No. 811-08037), which has previously been sent to shareholders of the Target Fund.

•	the Statement of Additional Information related to this Combined Prospectus/Information Statement dated April 15, 2019 (File No. 333-20635), as filed herewith.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds' Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Prospectus/Information Statement are available upon request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130 or by calling toll-free at 1-866-811-0225. They are also available, free of charge, at the Funds' website at www.advisoronefunds.com. Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT APRIL 20, 2019. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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TABLE OF CONTENTS

SUMMARY	4

Investment Objectives and Principal Investment Strategies	5
Principal Investment Risks	7
Fees and Expenses	8
Portfolio Turnover	10
Federal Tax Consequences	10
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	10

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	11

Investment Objectives and Principal Investment Strategies	11
Comparison of Investment Objectives and Principal Investment Strategies	14
Fundamental Investment Policies	18
Risks of the Funds	19
Performance History	23
Management of the Funds	24
Portfolio Managers	25
Other Service Providers	26
Purchase, Redemption and Pricing Of Fund Shares	26
Frequent Purchases And Redemption of Fund Shares	26
Dividends, Distributions and Taxes	27

INFORMATION RELATING TO THE REORGANIZATION	28

Description of the Reorganization	28
Terms of the Reorganization	28
Reasons for the Reorganization	29
Federal Income Taxes	29
Expenses of the Reorganization	29
Continuation of Shareholder Accounts and Plans; Share Certificates	29

OTHER INFORMATION	30

Capitalization	30
Shareholder Information	30
Shareholder Rights and Obligations	30
Shareholder Proposals	31

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: STATEMENT OF ADDITIONAL INFORMATION	B-3

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The Target Fund's investment objective is growth of capital and current income. The Survivor Fund's investment objective is long-term growth of capital without regard to current income.

CLS Investments, LLC ("CLS" or the “Adviser”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Joe Smith, Konstantin Etus, and Jackson Lee are the portfolio managers for the Target Fund, and Grant Engelbart and Rusty Vanneman are the portfolio managers for the Survivor Fund. The Combined Fund will be managed day-to-day by the portfolio managers of the Survivor Fund, Grant Englebart and Rusty Vanneman.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees"), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the "Plan of Reorganization"). The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund's shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive Class N shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because CLS believes that it is in the best interests of each Fund's shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has a similar investment objective and similar investment strategies as the Target Fund; (2) the Survivor Fund has had better historical performance than the Target Fund; (3) the Survivor Fund has the same management fee as the Target Fund; and (4) the prospects for growth, and for achieving economies of scale, of the combined Target Fund and Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on January 17, 2019.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective and similar principal investment strategies;
•	The historical performance of the Target Fund and the Survivor Fund, and the fact that the Survivor Fund has outperformed the Target Fund for the one-year, five-year and ten-year periods ended April 30, 2018;
•	Each Fund has a management fee of 0.75% of the Fund’s average daily net assets;
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•	The Combined Fund resulting from the completion of the Reorganization may achieve certain operating efficiencies in the future from its larger net asset size;
•	The Combined Fund, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust's declaration of trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund's advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have similar investment objectives and similar investment strategies. The Combined Fund's investment objective and principal investment strategies will be those of the Survivor Fund. See "Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies" below.

The Target Fund's investment objective is growth of capital and current income. The Survivor Fund's investment objective is long-term growth of capital without regard to current income.

The Target Fund’s investment adviser, CLS, seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds (“Underlying Funds”) that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds are selected based on CLS’s “factor-based analysis” as described below. These investments may include smaller and medium capitalization companies.
•	Investing to target a gross yield in excess of the yield of the MSCI ACWI (ex-U.S.) index.
•	Investing, under normal market conditions, at least 80% of the Target Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in non-U.S. equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.

CLS utilizes “factor-based analysis” to actively manage risk within the Target Fund. CLS uses fundamental and technical analysis of the following factors to evaluate the securities held by the Underlying Funds: size (based on market capitalization), value (based on characteristics such as price-to-book ratio), momentum (based on price performance), volatility (based on price volatility), and quality (based on financial strength and profitability).

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For purposes of the Target Fund’s 80% policy discussed above, the Target Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

The Survivor Fund’s investment adviser, CLS, seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds used by the Survivor Fund in its allocations consist primarily of ETFs. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies.
•	Investing under normal market conditions, at least 80% of the Survivor Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.
•	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Survivor Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) outside the U.S.

For purposes of the Survivor Fund’s 80% and 40% policies discussed above, the Survivor Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

CLS seeks to control risk within a given range by estimating the risk of the Survivor Fund’s investments and keeping it near that of the risk budgeted benchmark. CLS’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

CLS actively manages the Survivor Fund’s investments by increasing or decreasing the Survivor Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity asset classes, the percent allocated to individual equities will vary depending on which asset classes are selected for the portfolio. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Survivor Fund’s objective.

For information on risks, see "Comparison of the Target Fund and Survivor Fund — Risks of the Funds," below. The fundamental investment policies applicable to each Fund are identical.

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Shares of each Fund are sold at net asset value (“NAV”). The NAV of a Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. You may purchase and redeem shares of a Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an

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application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for each Fund is $2,500 and the minimum subsequent investment is $250. Refer to the section "Comparison of the Target Fund and Survivor Fund— Purchase, Redemption and Pricing of Fund Shares" in this Combined Prospectus/Information Statement for more detail.

Principal Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. The following risks apply to each Fund unless otherwise noted:

Foreign Securities Risk. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Additionally, the risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Portfolio Turnover Risk (Target Fund Only). The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability (and indirectly and adversely affect Fund performance). In addition, higher turnover rates mean increased fund expenses, which can reduce the Fund’s overall performance.

Smaller and Medium Issuer Risk. Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk. You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

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Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the semi-annual fiscal period ended October 31, 2018. The management fee for the Target Fund is 0.75% of the Fund’s average daily net assets, which is the same as that of the Survivor Fund. The Funds do not have a Distribution and/or Service (12b-1) Fee. The Other Expenses for the Target Fund are higher than those of the estimated Other Expenses of the Combined Fund, after the merger. Overall, the total gross operating expense ratio for the Class N shares of the Target Fund is slightly higher than the ratio for the Class N shares of the Combined Fund, after the merger. The total net operating expense ratio for the Class N shares of the Target Fund is also slightly higher than that of the Class N shares of the Combined Fund, after the merger.

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The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the semi-annual fiscal period ended October 31, 2018. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees(fees paid directly from your investment):

	Target Fund Class N shares	Survivor Fund Class N shares	Pro Forma Combined Fund Class N shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class N shares	Survivor Fund Class N shares	Pro Forma Combined Fund Class N shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	none	none	none
Other expenses Shareholder Servicing Expense Remaining Other Expenses	0.73% 0.25% 0.48%	0.40%(3) 0.25% 0.15%	0.40%(3) 0.25% 0.15%
Acquired Fund Fees and Expenses(1)	0.53%	0.35%	0.35%
Total Annual Fund Operating Expenses	2.01%	1.50%	1.50%
Fee Waiver(2)	(0.33)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver	1.68%	1.50%	1.50%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in a Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of investing in other investment companies.
(2)	The Adviser for each Fund has agreed to defer its advisory fee to limit total operating expenses at least through August 31, 2020, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) for Class N Shares do not exceed 1.25% of average daily net assets of the Target Fund or the Survivor Fund. Any deferral may be recouped by CLS from the applicable Fund within three years of when the amounts were deferred, provided that any such recoupment will not cause the expenses of the applicable Fund, after the recoupment is taken into account, to exceed the expense limitation in place at time of waiver or the expense limitation in place at the time of recapture. This agreement may only be terminated by the Board of Trustees. Following the Reorganization, the Adviser will not be able to recoup any amounts previously waived or reimbursed for the Target Fund.
(3)	Other expenses includes 0.02% in recouped management fees in accordance with the Survivor Fund’s fee waiver agreement.

EXAMPLES

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class N Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$170	$598	$1,051	$2,308
Survivor Fund	$153	$471	$812	$1,775
Pro Forma - Combined Fund	$153	$471	$812	$1,775
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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 111% of the average value of its portfolio, and the Survivor Fund's portfolio turnover rate was 24% of the average value of its portfolio.

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COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

Fund Structure and Common Investment Strategies

Both the Target Fund and Survivor Fund are a “Fund of Funds.” In other words, each Fund pursues its investment objective by investing primarily in ETFs, open-end mutual funds, and closed-end funds that are not affiliated with the Trust or the Adviser. A “passive” or “index” ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. An active ETF is actively managed and does not seek to track the performance of a specific index. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand. Each Fund allocates its assets among a group of ETFs in different percentages. In addition to the Underlying Funds, each Fund may invest directly in individual securities. Under ordinary circumstances, the equity positions of each Fund will consist almost entirely of ETFs, while the portion of each Fund’s portfolio allocated to fixed income typically will consist of ETFs, individual fixed income securities, or money market (cash). Though not a part of the Target Fund’s or Survivor Fund’s Principal Investment Strategy, each may invest a portion of its assets in fixed income securities, directly or indirectly through investments in Underlying Funds.

Selection of Underlying Funds

Each Fund invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and fixed income securities such as bonds. CLS selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance. CLS also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many funds in which a Fund invests may not share the same investment goal and investment limitations as the applicable Fund. Normally, a Fund will invest its assets in Underlying Funds from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. Also, because the Funds may invest heavily in ETFs and because the number of investment advisers offering a wide range of ETFs is limited, a Fund may have a large percentage of its Underlying Fund assets managed by one investment adviser.

The Funds may each purchase “no-load” mutual funds, which are sold and purchased without a sales charge. Each Fund may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the applicable Fund. In addition, when CLS believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Funds, CLS, and the Funds’ distributor do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks. Although the Funds may invest in shares of the same Underlying Fund, the percentage of each Fund’s assets so invested may vary, and CLS will determine that such investments are consistent with the investment objectives and policies of each Fund.

Allocation of Fund Assets Among Market Segments

In accordance with their specific investment strategies, CLS allocates each Fund’s assets primarily among various style and capitalization combinations of open-end and closed-end investment companies, specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. Government securities, corporate bonds, high yield bond funds, money market funds and exchange traded funds. The Funds may also invest in individual securities and derivatives.

Using fundamental and technical analysis, CLS assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving each Fund’s investment objective. Each Fund’s portfolio is expected to vary considerably among the various market segments as

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changes in economic and market trends occur. CLS under-weights market segments that it believes to have below average risk/reward potential and over-weights market segments that it believes to have above average risk/reward potential.

The asset allocation process is not limited to determining the degree to which a Fund’s assets should be invested in a given market segment. CLS continually explores opportunities in various subclasses of assets, which may include:

•	Geo-economic considerations (for example, “foreign” versus “domestic”)
•	Maturities of fixed income securities (for example, “short-term” versus “long-term”)
•	Market capitalization (for example, “large capitalization” versus “small capitalization”)
•	Sector rotation (for example, “cyclical” versus “non-cyclical”)

Stock Segment. Each Fund may invest in one or more stock funds, including common stocks and warrants. Each Fund may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. CLS seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that CLS believes to have superior investment potential. When CLS selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bond Segment. Each Fund may invest in one or more bond funds owning domestic and foreign debt securities or in individual securities issued by either domestic or foreign parties. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. CLS will seek to manage total return, income, and risk within the bond segment by adjusting the Fund’s investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. A Fund may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as “junk bonds”). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds

Temporary Defensive Strategies

CLS or the investment advisers of the Underlying Funds in which the Funds invest, may invest in defensive positions when they believe it is appropriate to do so. When this happens, the Funds, or the Underlying Funds in which the Funds invest, may increase temporarily their investment in government securities and other short-term securities such as money market funds, or hold cash, without regard to the Funds’, or the Underlying Funds’, investment restrictions, policies or normal investment emphasis. During such a period, a Fund, or the Underlying Funds in which a Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with the SEC rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund. Each Fund may also use combinations of options and futures to achieve a more aggressive or defensive position. There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to a Fund.

Fixed Income Securities

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Though not a part of the Target Fund’s or Survivor Fund’s Principal Investment Strategy, each may invest a portion of its assets in fixed income securities, directly or indirectly through investments in Underlying Funds. For more details on fixed income securities in which the Funds may invest, refer to the Funds’ Prospectus.

Target Fund. The Target Fund’s investment adviser, CLS, seeks to achieve the Target Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds are selected based on CLS’s “factor-based analysis” as described below.
•	Investing to target a gross yield in excess of the yield of the MSCI ACWI (ex-U.S.) index.
•	Investing, under normal market conditions, at least 80% of the Target Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in non-U.S. equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds. Any investment in derivatives will be valued on a mark-to-market basis to the extent that they count towards this policy.

CLS utilizes “factor-based analysis” to actively manage risk within the Target Fund. CLS uses fundamental and technical analysis of the following factors to evaluate the securities held by the Underlying Funds: size (based on market capitalization), value (based on characteristics such as price-to-book ratio), momentum (based on price performance), volatility (based on price volatility), and quality (based on financial strength and profitability). The execution of the strategy for the Fund may involve frequent trading.

For purposes of the Target Fund’s 80% policy discussed above, the Target Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined. In addition, for purposes of that policy, to determine whether an issuer is a non-U.S. issuer, (i) CLS utilizes Morningstar’s regional classification with respect to Underlying Funds, and (ii) country assignments for individual positions within Underlying Funds are assigned by Morningstar based on the primary exchange where each stock is traded.

Survivor Fund. The Survivor Fund’s investment adviser, CLS, seeks to achieve the Survivor Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds used by the Survivor Fund in its allocations consist primarily of ETFs. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies.
•	Investing under normal market conditions, at least 80% of the Survivor Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds. Any investment in derivatives will be valued on a mark-to-market basis to the extent that they count towards this policy.
•	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Survivor Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) outside the U.S.

While the Survivor Fund primarily invests in equity securities, because the Survivor Fund may also invest the balance of its portfolio across other asset classes and is invested to maintain a relatively consistent level of risk, the Survivor Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Survivor Fund’s risk budget benchmark is comprised 60% of the Russell 3000 Index and 40% of the MSCI ACWI (ex-US). The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Survivor Fund’s broad exposure to the global equity market. The Russell 3000 Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

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For purposes of the Survivor Fund’s 80% and 40% policies discussed above, the Survivor Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined. For purposes of the Survivor Fund’s 40% policy, to determine whether an issuer is a non-U.S. issuer, (i) CLS utilizes Morningstar’s regional classification with respect to Underlying Funds, and (ii) country assignments for individual positions within Underlying Funds are assigned by Morningstar based on the primary exchange where each stock is traded.

CLS seeks to control risk within a given range by estimating the risk of the Survivor Fund’s investments and keeping it near that of the risk budget benchmark. CLS’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

CLS actively manages the Survivor Fund’s investments by increasing or decreasing the Survivor Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Survivor Fund’s objective.

Combined Fund. The Combined Fund's investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds' investment objectives are similar and their principal investment strategies are similar. The Target Fund's investment objective is growth of capital and current income. The Survivor Fund's investment objective is long-term growth of capital without regard to current income.

Both the Target Fund and the Survivor Fund invest in a Underlying Funds and equity securities to achieve their respective investment objectives.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

Growth of capital and current income.	Long-term growth of capital without regard to income.

Principal Investment Strategies	Principal Investment Strategies
General	General
Investing in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.
80% Investment Policy	80% Investment Policy
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Investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in non-U.S. equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.	Investing under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.
40% Investment Policy	40% Investment Policy
No similar policy.	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) outside the U.S.
Compliance with 80% Investment Policy	Compliance with 80% and 40% Investment Policies
Any investment in derivatives will be valued on a mark-to-market basis to the extent that they count towards this policy. For purposes of the Fund’s 80% policy discussed above, the Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined. In addition, for purposes of that policy, to determine whether an issuer is a non-U.S. issuer, (i) CLS utilizes Morningstar’s regional classification with respect to Underlying Funds, and (ii) country assignments for individual positions within Underlying Funds are assigned by Morningstar based on the primary exchange where each stock is traded.	Any investment in derivatives will be valued on a mark-to-market basis to the extent that they count towards these policies. For purposes of the Fund’s 80% and 40% policies discussed above, the Survivor Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined. For purposes of the Fund’s 40% policy, to determine whether an issuer is a non-U.S. issuer, (i) CLS utilizes Morningstar’s regional classification with respect to Underlying Funds, and (ii) country assignments for individual positions within Underlying Funds are assigned by Morningstar based on the primary exchange where each stock is traded.
Selection of Underlying Funds	Selection of Underlying Funds
The Underlying Funds are selected based on CLS’s “factor based analysis.” “Factor based analysis” is a technical analysis of the following factors to evaluate the securities held by the Underlying Funds: size (based on market capitalization), value (based on characteristics such as price-to-book ratio), momentum (based on price performance), volatility (based on price volatility), and quality (based on financial strength and profitability). The execution of the strategy for the Fund may involve frequent trading.	The Underlying Funds used by the Fund in its allocations consist primarily of ETFs. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.
Target Index	Target Index
Investing to target a gross yield in excess of the yield of the MSCI ACWI (ex-U.S.) index.	The Fund’s risk budget benchmark is comprised 60% of the Russell 3000 Index and 40% of the MSCI ACWI (ex-US). The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Russell 3000 Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.
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Fundamental Investment Policies

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Registration Statement are not fundamental and may be changed without shareholder approval.

The following are the Fundamental Investment Limitations of each Fund. A Fund will not:

(1)	Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions. Any use of margin, futures or options by a Fund will be in accordance with the Fund’s investment objective, policies and restrictions.

(2)	Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act. The SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)	Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5)	Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon. Any use of margin, futures or options by a Fund will be in accordance with the Fund’s investment objective, policies and restrictions.

(6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

(7)	Make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

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(8)	Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

(9)	Invest 25% or more of the value of its total assets in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities. When calculating this 25% policy, the Fund will look through underlying investment companies and include the portfolio investment held by the underlying investment companies in the calculation where the identity of the underlying portfolio securities can be reasonably determined.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

The following risks apply to each Fund unless otherwise noted:

Foreign Securities Risk. Each Fund may invest directly or indirectly in foreign companies. Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on the U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions or these taxes are recoverable, the non-recovered portion will reduce the income received by the applicable Fund.

Foreign Currency Risk. To the extent a Fund invests in Underlying Funds that hold securities denominated in foreign currencies, or invests directly in securities denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

Emerging Markets Risk.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Management Risk. When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the applicable Fund. An Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the Underlying Funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

Market Risk. Investments in securities and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Each Fund’s investments may decline in value due to factors affecting securities

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markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which a Fund invests, either directly or through derivatives will cause the net asset value of the fund to fluctuate. Historically, the markets have moved in cycles, and the value of a Fund’s securities and derivatives may fluctuate drastically from day to day.

Portfolio Turnover Risk (Target Fund Only). Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a shareholder of the Fund.

Smaller and Medium Issuer Risk. Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or on an exchange and may or may not pay dividends.

Underlying Funds Risks. Because the Funds invest primarily in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Funds in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through a Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively; they will incur higher brokerage commissions as well as increased realization of taxable gains.

Underlying Fund Strategies Risk. When a Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other funds. Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Funds from allocating its investments in the manner CLS considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Funds will not purchase Underlying Funds that charge a sales load upon redemption, but the Funds may purchase Underlying Funds that have an early redemption fee of up to 2%. If an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.

ETF Risk. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund's performance from year to year and how each Fund’s average annual returns for the one, five, and ten year periods compare with those of a broad-based securities market index, and for the Survivor Fund, against a customized risk budget benchmark. You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

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To obtain performance information up to the most recent month end, call toll free 1-866-811-0225.

Target Fund

Class N Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Target Fund as of March 31, 2019: 9.74%

Best Quarter:	6/30/2009	16.04%
Worst Quarter:	9/30/2015	-11.86

Performance Table

Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Five Years	Ten Years
Return before taxes	-14.66%	1.60%	6.55%
Return after taxes on distributions(1)	-16.24%	-2.71%	3.90%
Return after taxes on distributions and sale of Fund shares(1)	-7.81%	0.74%	5.02%
MSCI ACWI (ex-US) Index (The index reflects no deductions for fees, expenses or taxes)(2)	-14.20%	0.68%	6.57%
(1)	After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
(2)	The MSCI ACWI (ex-US) Index is a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world with the exception of U.S.-based equities. The index includes both developed and emerging markets.

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Survivor Fund

Class N Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Survivor Fund as of March 31, 2019: 9.74%

Best Quarter:	6/30/2009	20.66%
Worst Quarter:	9/30/2011	-19.70%

Performance Table

Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Five Years	Ten Years
Return before taxes	-9.65%	3.49%	9.78%
Return after taxes on distributions(1)	-12.28%	1.84%	8.83%
Return after taxes on distributions and sale of Fund shares(1)	-3.95%	2.58%	8.00%
MSCI ACWI Index (The index reflects no deduction for fees, expenses or taxes)(2)	-9.42%	4.26%	9.46%
Risk Budget Benchmark (The benchmark reflects no deduction for fees, expenses or taxes)(3)	-8.83%	5.03%	10.58%
(1)	After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
(2)	The MSCI ACWI Index captures all sources of equity returns in 23 developed and 24 emerging markets.
(3)	The Risk Budget Benchmark is comprised 60% of the Russell 3000 Index and 40% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) (“MSCI ACWI (ex-US)”). The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Russell 3000 Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.- based equities. The index includes both developed and emerging markets.

The Survivor Fund had better performance than the Target Fund over the one year, five-year and ten-year periods ended December 31, 2018. The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

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Management of the Funds

Adviser

CLS Investments, LLC, a Nebraska limited liability company, serves as investment adviser to each Fund. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS has managed each Fund since its inception. As of June 30, 2018 CLS managed approximately $8.83 billion in client assets. CLS maintains its principal offices at 17605 Wright Street, Omaha, NE 68130.

Under the terms of its investment advisory agreement, CLS is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. CLS also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.

Pursuant to the investment advisory agreement, each Fund pays CLS a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
CLS International Equity Fund (Target Fund)	0.75%
CLS Global Diversified Equity Fund (Survivor Fund)	0.75%

The Combined Fund will have a management fee of 0.75%.

CLS has agreed to defer its advisory fee to limit total operating expenses at least through August 31, 2020, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) for Class N Shares do not exceed the following:

Fund	Expense Limit (as a % of average daily net assets)
CLS International Equity Fund (Target Fund)	1.25%
CLS Global Diversified Equity Fund (Survivor Fund)	1.25%

Any deferral may be recouped by CLS from the applicable Fund within three years of when the amounts were deferred, provided that any such recoupment will not cause the expenses of the applicable Fund, after the recoupment is taken into account, to exceed the expense limitation in place at time of waiver or the expense limitation in place at the time of recapture. This agreement may only be terminated by the Board of Trustees.

For the fiscal year ended April 30, 2018, the Adviser received an advisory fee (net of any fee waiver) equal to 0.42% of the Target Fund’s average daily net assets, and 0.77% of the Survivor Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Funds' annual shareholder report dated April 30, 2018.

The existing expense limitation agreement for the Survivor Fund will continue after the Reorganization to limit fees and expenses of the Combined Fund.

Portfolio Managers

CLS utilizes a team approach for management of the Funds, and from the team each Fund is assigned a portfolio manager (or in some cases, co-managers) that is primarily responsible for the day-to-day management of the Fund’s portfolio.

The Target Fund is managed by the following:

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Mr. Konstantin Etus joined CLS in 2011 initially as a Trading Specialist before becoming a member of CLS’s portfolio management team in 2013. Prior to joining CLS, Mr. Etus worked as an Associate Financial Analyst at ConAgra Foods, Inc., managing the company’s global cash network.

Mr. Jackson Lee joined CLS in 2014 as an Investment Research Analyst. Prior to joining CLS, Mr. Lee worked as an analyst for Orion Advisor Services, an affiliate of CLS. Mr. Lee graduated from Creighton University in Omaha with a degree in Business Administration.

Mr. Joe Smith joined CLS in 2015 as a Senior Market Strategist. Prior to joining CLS, Mr. Smith worked at Russell Investments, where he served as an analyst responsible for asset allocation research, portfolio construction, optimization design, and risk management research and Russell ETFs as Manager of ETF Product Research & Development, a role in which he developed quantitative indexing strategies implemented as ETFs.

The Survivor Fund is managed by the following:

Mr. Grant Engelbart joined CLS in 2009 and has been a portfolio manager of CLS since 2013. Prior to joining CLS, Mr. Engelbart held positions at TD Ameritrade and State Street Corporation. Mr. Engelbart graduated from the University of Nebraska in Lincoln with a degree in Business Administration-Finance.

Mr. Rusty Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012. Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (KIM). Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE. At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners. At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors. Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

The Combined Fund will be managed by Grant Englebart and Rusty Vanneman.

The Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Other Service Providers

The Funds use the same service providers. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of each Fund. Gemini Fund Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund. Fifth Third Bank is the Funds’ custodian. Information about the Funds' distributor, administrator and accounting agent, and custodian can be found in the Funds' Statement of Additional Information under "Investment Management and Other Services."

Combined Fund. Following the Reorganization, the Funds' current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase, redemption and pricing of the Class N shares of the Target and Survivor Fund are identical. Additional information about the purchase, redemption and pricing can be found in each Fund’s prospectus.

Shares of each Fund are sold at NAV. The NAV of a Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor

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Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The Board of Trustees of the AdvisorOne Funds has adopted a Shareholder Servicing Plan with respect to the Class N Shares of the Funds (“Class N Plan”). The Class N Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Class N Plan, the Funds pay CLS an amount equal to 0.25% of average net assets attributable to Class N Shares, as applicable, of the respective Funds on an annualized basis. CLS shall use such monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

Class N Shares are offered through platforms under contractual arrangements with CLS or through programs offered by investment advisory representatives under contractual arrangements with CLS.

Frequent Purchases and Redemption of Fund Shares

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited. An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

AdvisorOne Funds may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Funds and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of AdvisorOne Funds to knowingly facilitate a purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or their other shareholders.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of a Fund. While a Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the a Fund, a Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial

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intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of a Fund enter into an agreement with the applicable Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Dividends, Distributions and Taxes

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund distributes dividends and capital gains annually, if any. These distributions are typically declared in December and paid in January of the following year, but are taxable as if paid on December 31st of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared. You will receive distributions from a Fund in additional shares of that Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call the Fund at (866) 811-0225 for instructions. If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

 Taxes on Distributions. You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum net capital gain rate for individuals is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges. If you redeem your shares of a Fund, or exchange them for shares of another AdvisorOne Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend.” Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at the rate of 24% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund's shares. The Statement of Additional Information also has more information regarding the tax status of the Funds.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is April 30. The unaudited consolidated financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended April 30, 2018, which have been audited by Tait, Weller & Baker LLP, the Funds' registered independent public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended October 31, 2018, which are unaudited. The Annual Report and Semi-Annual Report which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for Class N shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund's Class N shares outstanding as of the close of trading on the NYSE on April 29, 2019 (the
“Closing Date”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund Class N shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See "Terms of the Reorganization" below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own Class N shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund's valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

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Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, including that the Funds each had the same management fee and that expenses of the Combined Fund would be lower than the expenses of the Target Fund. They observed that the two Funds had a similar investment objective, similar investment strategies and identical fundamental and non-fundamental investment limitations. They noted that the cost of the proposed merger would be paid by CLS, and that the merger was not expected to result in a taxable event for shareholders. The Trustees discussed the adviser’s memorandum, noting that the Target Fund had experienced difficulty in raising assets. They further acknowledged that the Survivor Fund had demonstrated superior performance to that of the Target Fund since the Survivor Fund’s inception. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of each Fund, as well as each Fund’s respective shareholders, and that Target Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition of the closing of Reorganization, the Trust will receive a legal opinion for Thompson Hine, LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. As of the date of this Combined Prospectus/Information Statement, the Adviser does not intend to sell any securities held by the Target Fund in anticipation of the Reorganization but may do so in the ordinary course of business before the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Expenses of the Reorganization

The costs of the Reorganization will be borne by CLS Investments, LLC. The costs associated with the Reorganization are expected to be approximately $25,000, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund. Following the Reorganization, the Adviser expects that it sell certain securities currently held by the Target Fund because selling such securities will allow the Adviser to invest in what it believes are more favorable investments that are particularly suited for the Survivor Fund. The securities that the Adviser intends to sell following the Reorganization amount to approximately 29% of the Target Fund’s net assets as of April 11, 2019. The Adviser expects that the commission costs associated with the selling of such securities will be approximately $2,000, which will be borne by the Survivor Fund. The Adviser expects that the selling of such securities will result in a realized capital loss of approximately $590,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

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OTHER INFORMATION

Capitalization

The following table sets forth, as of October 31, 2018 (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund Class N	$40,939,053	9,683,382	$4.23
Survivor Fund Class N	$402,703,072	22,930,412	$17.56

Pro Forma Share Adjustment
Class N		2,331,120

Pro Forma - Survivor Fund
Survivor Fund Class N	$443,642,125	25,261,532	$17.56

Shareholder Information.

As of March 20, 2019, there were 13,189,598.1100 Class N shares outstanding of the Target Fund. None of the Trustees or officers of the Trust directly owned shares of the Target Fund. As of March 20, 2019, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
CHARLES SCHWAB AND CO INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	1,359,848.8210	10.31%
NATIONWIDE TRUST COMPANY FSB/C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	3,192,160.5290	24.20%
TD AMERITRADE INC. FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT P.O. BOX 2226 OMAHA NE 68103	728,180.0030	5.52%
CTC FBO/OMNI ADVISORONE 17605 WRIGHT STREET OMAHA, NE 68130	4,516,590.4920	34.24%

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As of March 20, 2019, there were 24,618,283.5120 Class N shares outstanding of the Survivor Fund. None of the Trustees or officers of the Fund directly owned shares of the Survivor Fund. As of March 20, 2019, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Share Class and Owner of Record	Number of Shares	Percent of Outstanding of Class Owned
CHARLES SCHWAB AND CO INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	1,741,381.8830	7.07%
NATIONWIDE TRUST COMPANY FSB/C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	5,092,133.3480	20.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT., 5TH FLOOR NEW YORK, NY 10281	2,988,457.6780	12.14%
TD AMERITRADE INC. FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT P.O. BOX 2226 OMAHA NE 68103	1,642,462.5340	6.67%
CTC FBO/OMNI ADVISORONE 17605 WRIGHT STREET OMAHA, NE 68130	8,870,711.9670	36.03%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware. Under the Trust's declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of

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shareholders of either Fund should send such proposal to 17605 Wright Street, Omaha, Nebraska 68130. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of January 17, 2019, among ADVISORONE FUNDS, a Delaware trust, with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130 (the "Trust"), on behalf of CLS International Equity Fund, a series of the Trust (the "Target Fund") and on behalf of CLS Global Diversified Equity Fund, a series of the Trust (the "Survivor Fund"); and, solely for purposes of paragraph 6, CLS Investments LLC, adviser to the Target Fund and Survivor Fund (the "Adviser"). Each Target Fund and Survivor Fund is sometimes referred to herein as a "Fund." Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, "Obligations") of and by each Fund and of and by the Trust of which that Fund is a series, on that Fund's behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund's behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) Class N shares of beneficial interest of the Survivor Fund ("Survivor Fund Shares"), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the "Target Fund Shares") in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a "Reorganization").

The Trust's board of trustees (the "Board"), in each case including a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Non-Interested Persons") of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds' behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund's issued and outstanding shares consist of Class N shares ("Target Fund Shares"). Survivor Fund's issued and outstanding shares consist of Class N and Class T shares ("Survivor Fund Shares").

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Survivor Fund. In exchange therefor, Survivor Fund shall:

(a) issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to "fractional" shares meaning fractions rounded to the third decimal place) Survivor Fund Shares having an aggregate net asset value ("NAV") equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding;

(b) assume all of Target Fund's liabilities described in paragraph 1.3 ("Liabilities").

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Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund's books at that time.

1.3 The Liabilities shall consist of all Target Fund's liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent opening accounts on Survivor Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder's newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder. The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5 (a) The value of the Target Fund's net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)       For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund's net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund's prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)       All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund's shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("SEC"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund's complete dissolution.

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2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about April 29, 2019 ("Effective Time"). The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

2.2 Trust shall direct the custodian of Target Fund's assets to deliver at the Closing a certificate of an authorized officer ("Certificate") stating and verifying that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund's books immediately after the Effective Time, does or will conform to that information on Target Fund's books immediately before the Effective Time.

2.3 Trust shall direct its transfer agent to deliver at the Closing (a) to Trust, a Certificate (1) verifying that Target Fund's shareholder records contain each Shareholder's name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on Survivor Fund's shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to Trust, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund's account on those records.

2.4 Trust shall deliver to Trust and Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund's books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5 At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Trust, on Target Fund's behalf, represents and warrants as follows:

(a) Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware ("Delaware Law"), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware ("Secretary"), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Target Fund is a duly established and designated series of Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust's Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Trust will have good and marketable title to the Assets for Target Fund's benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

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(e) Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust's Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Trust, on Target Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Target Fund's behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Survivor Fund's assumption of any liabilities of Target Fund thereunder will be made, without either Fund's incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust's knowledge, threatened against Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund's financial condition or the conduct of its business; and Trust, on Target Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund's business or Trust's ability to consummate the transactions contemplated hereby;

(h) Target Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year ended April 30, 2018, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements present fairly, in all material respects, Target Fund's financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since April 30, 2018, there has not been any material adverse change in Target Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; the Target Fund is a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a regulated Trust ("RIC") and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

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(l) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Target Fund's shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Target Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Target Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) The Target Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration of Trust permits the Trust to vary its shareholders' investment; the Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for the Target Fund;

(s) The Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Trust;

(t) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) At the Closing, at least 33 1/3% of the Target Fund's portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund, and the Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. The Target Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of Target Fund's management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders' ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or

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otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund's business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund, and (B) distributions and dividends declared and paid in order to ensure Target Fund's continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.2 The Trust, on the Survivor Fund's behalf, represents and warrants as follows:

(a) The Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware ("Delaware Law"), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware ("Secretary"), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Survivor Fund is a duly established and designated series of the Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust's Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by the Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Trust, with respect to the Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust's Declaration of Trust, or any Undertaking to which the Trust, on the Survivor Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Survivor Fund's behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to the Survivor Fund or any of its properties or assets attributable or allocable to the Survivor Fund, that, if adversely determined, would materially and adversely affect the Survivor Fund's financial condition or the conduct of its business; and the Trust, on the Survivor Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree,

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judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Survivor Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

(h) The Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; the Survivor Fund is a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) There is no plan or intention for the Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of the Trust's representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the Survivor Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, the Survivor Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Declaration of Trust permits the Trust to vary its shareholders' investment; the Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and Adviser will have the authority to buy and sell securities for the Survivor Fund;

(n) The Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by the Target Fund to dissenters, amounts used by the Target Fund to pay the Target Fund's Reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of the Target Fund's business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by the Target Fund immediately preceding the Reorganization will be included as assets of the Target Fund held immediately prior to the Reorganization;

(o) The Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;

(p) The Survivor Fund is in the same line of business as the Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, the Survivor Fund will continue such line of business or use a significant portion of the Target Fund's portfolio assets in a business, and the Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of the Target Fund's portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund. The Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

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(q) To the best of the knowledge of the Survivor Fund's management, (i) there is no plan or intention by the Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders' ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r) There is no plan or intention for the Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to the Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.3 Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund's behalf, except for (1) Trust's filing with the SEC of an information statement relating to the Reorganization hereunder, and any supplement or amendment thereto (“Information Statement”) (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

(f) No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 Trust covenants to prepare the Information Statement in compliance with applicable federal and state securities laws.

4.3 Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further

A-8

action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on Survivor Fund's behalf, title to and possession of all the Assets, and (b) Trust, on Target Fund's behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund's operations after the Effective Time.

4.5 Subject to this Agreement, Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby. The SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund's Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 The parties shall have received a favorable opinion of the Law Firm of Thompson Hine LLP, addressed to the Target Fund and Survivor Fund substantially to the effect that for federal income tax purposes with respect to the Target Fund:

(a)       The Survivor Fund’s acquisition of the assets of the Target Fund in exchange solely for the Survivor Fund Shares and the Survivor Fund’s assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Survivor Fund Shares pro rata to the Target Fund’s shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)       Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund.

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(c)       Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund shareholders in exchange for their Transferring Fund shares in complete liquidation of the Target Fund.

(d)       Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e)       Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

(f)       Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

(g)       Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h)        Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

(i)       The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the Law Firm of Thompson Hine LLP reasonably may request, and the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Survivor Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 5.5.

5.6 At any time before the Closing, Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund's shareholders' interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund's prospectus supplements and the Information Statement, and printing and distributing the Information Statement including any exhibits thereto, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

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8. TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or Trust other than Trust, on Survivor Fund's behalf, or Trust, on Target Fund's behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of Trust's directors solely in their capacities as directors, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund ("Fund's Property") and not Trust's property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims under this Agreement on its or a Fund's behalf, shall look only to the corresponding Fund's Property in settlement of those rights or claims and not to the property of any other series of Trust or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Trust, on behalf of Target Fund, and Trust on behalf of Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

A-11

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

ADVISORONE FUNDS, on behalf of CLS INTERNATIONAL EQUITY FUND

By: Ryan Beach

President and Principal Executive Officer

ADVISORONE FUNDS, on behalf of CLS GLOBAL DIVERSIFIED EQUITY FUND

By: Ryan Beach

President and Principal Executive Officer

SOLELY FOR THE PURPOSES OF PARAGRAPH 6 OF THIS AGREEMENT,

CLS INVESTMENTS LLC

By: Ryan Beach

Secretary

A-12

Exhibit B

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Fund has been derived from the financial statements audited by Tait Weller & Baker LLP, whose report along with each Fund’s financial statements are included in the Funds’ April 30, 2018 annual report, and the unaudited financial statements for six months ended October 31, 2018 included in the Funds’ October 31, 2018 semi-annual report, both of which are available upon request.

Financial Highlights
CLS Global Diversified Equity Fund
Selected data based on a share outstanding throughout each period indicated.
	Class N Shares
	Six Months Ended October 31,		Fiscal Years Ended April 30,
	2018		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$ 18.75		$ 17.94	$ 16.15	$ 18.26	$ 17.61	$ 15.43
Income (loss) from investment operations:
Net investment income(a)(b)	0.13		0.22	0.28	0.27	0.21	0.13
Net realized and unrealized gain (loss) on investments	(1.32)		2.42	2.09	(1.66)	0.95	2.17
Total income (loss) from investment operations	(1.19)		2.64	2.37	(1.39)	1.16	2.30
Less distributions from:
Net investment income	-		(0.28)	(0.49)	(0.13)	(0.34)	(0.12)
Net realized gains	-		(1.55)	(0.09)	(0.59)	(0.17)	-
Total distributions from net investment income and net realized gains	-		(1.83)	(0.58)	(0.72)	(0.51)	(0.12)
Net asset value, end of period	$ 17.56		$ 18.75	$ 17.94	$ 16.15	$ 18.26	$ 17.61
Total return(c)	(6.35)%	(f)	14.84%	14.95%	(7.59)%	6.68%	14.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$ 402,703		$461,327	$434,938	$424,701	$567,510	$484,015
Ratio of net expenses to average net assets after expense reimbursement/recapture(d)	1.15%	(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements/recapture(d)	1.15%	(e)	1.13%	1.20%	1.19%	1.17%	1.18%
Ratio of net investment income to average net assets(b)	1.39%	(e)	1.15%	1.64%	1.59%	1.19%	0.78%
Portfolio turnover rate	13%	(f)	24%	41%	58%	33%	27%

(a)Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.
(d)Does not include the expenses of the investment companies in which the Fund invests.
(e)Annualized for periods less than one year.
(f)Not annualized.

B-1

Financial Highlights
CLS International Equity Fund
Selected data based on a share outstanding throughout each period indicated.
	Class N Shares
	Six Months Ended October 31,		Fiscal Years Ended April 30,
	2018		2018	2017	2016	2015		2014
	(Unaudited)
Net asset value, beginning of period	$ 4.83		$ 4.50	$ 4.19	$ 4.68	$ 10.61		$ 10.75
Income (loss) from investment operations:
Net investment income(a)(b)	0.07		0.08	0.07	0.10	0.11		0.08
Net realized and unrealized gain (loss) on investments	(0.67)		0.54	0.34	(0.48)	0.33		0.73
Total income (loss) from investment operations	(0.60)		0.62	0.41	(0.38)	0.44		0.81
Less distributions from:
Net investment income	-		(0.08)	(0.07)	(0.11)	(0.23)		(0.08)
Net realized gains	-		(0.21)	(0.03)	-	(6.14)		(0.87)
Total distributions from net investment income and net realized gains	-		(0.29)	(0.10)	(0.11)	(6.37)		(0.95)
Net asset value, end of period	$ 4.23		$ 4.83	$ 4.50	$ 4.19	$ 4.68		$ 10.61
Total return(c)	(12.42)%	(h)	13.98%	10.03%	(8.11)%	9.82%		7.75%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$ 40,939		$ 50,012	$48,644	$ 19,753	$ 13,884		$255,231
Ratio of expenses to average net assets, excluding dividends from securities sold short and interest expense(d)	1.15%	(g)	1.15%	1.15%	1.15%	1.15%	(e)	1.15% (e)
Ratio of expenses to average net assets before waivers and reimbursements, excluding dividends from securities sold short and interest expense(d)	1.57%	(g)	1.48%	2.07%	2.21%	1.37%	(f)	1.25% (f)
Ratio of net investment income to average net assets(b)	2.83%	(g)	1.70%	1.62%	2.55%	1.06%		0.72%
Portfolio turnover rate	66%	(h)	111%	155%	230%	45%		44%

(a)Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.
(d)Does not include the expenses of the investment companies in which the Fund invests.
(e)Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.19% for the year ended April 30, 2015 and 1.23% for the year ended April 30, 2014.
(f)Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.41% for the year ended April 30, 2015 and 1.33% for the year ended April 30, 2014. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.
(g)Annualized for periods less than one year.
(h)Not annualized. Refer to the Notes to Financial Statements

B-2

STATEMENT OF ADDITIONAL INFORMATION

April 15, 2019

RELATING TO THE REORGANIZATION OF

THE CLS INTERNATIONAL EQUITY FUND

WITH AND INTO

THE CLS GLOBAL DIVERSIFIED EQUITY FUND

each a series of AdvisorOne Funds.

17605 Wright Street

Omaha, Nebraska 68130

1-866-811-0225

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated April 15, 2019 (the "Combined Prospectus/Information Statement") for the Survivor Fund and the Target Fund (each a “Fund” and collectively, the “Funds”) each a series of the AdvisorOne Funds (the "Trust"). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to The AdvisorOne Funds, 17605 Wright Street, Omaha, Nebraska 68130 or by calling 1-866-811-0225. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to The AdvisorOne Funds, 17605 Wright Street, Omaha, Nebraska 68130 or by calling 1-866-811-0225.

B-3

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	B-5
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	B-6

B-4

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in the Statement of Additional Information dated April 17, 2019, as it may be amended and/or supplemented from time to time, which is incorporated by reference herein. Management's discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds' Annual Report for the fiscal year ended April 30, 2018 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Report for the six months ended October 31, 2018 and are incorporated in this Statement of Additional Information by reference. No other parts of the Funds' Annual Report or Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

B-5

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of October 31, 2018 using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

October 31, 2018

Assets:	CLS International Equity Fund	CLS Global Diversified Equity Fund	Pro Forma Combined
Unaffiliated investments, at cost	$ 44,491,015	$261,446,583	$ 305,937,598
Affiliated Investments, at cost	7,046,700	120,701,794	127,748,494
Unaffiliated investments in securities, at value *	$ 41,139,382	$305,021,199	$ 346,160,581
Affiliated Investments in securities, at value	7,046,700	125,818,485	132,865,185
Receivable for securities sold	-	6,692,095	6,692,095
Receivable for fund shares sold	4,768	103,582	108,350
Receivable for security lending	21,191	69,232	90,423
Interest and dividends receivable	382	1,045	1,427
Prepaid expenses and other assets	9,318	31,927	41,245
Total Assets	48,221,741	437,737,565	$ 485,959,306
Liabilities:
Securities lending collateral (Note 8)	7,058,094	24,884,221	31,942,315
Payable for securities purchased	-	8,339,550	8,339,550
Accrued advisory fees	11,250	261,276	272,526
Payable for fund shares redeemed	185,216	1,407,267	1,592,483
Accrued shareholder servicing fees	6,264	86,548	92,812
Payable to affiliates	9,113	34,954	44,067
Accrued expenses and other liabilities	12,751	20,677	33,428
Total Liabilities	7,282,688	35,034,493	42,317,181
Net Assets	$ 40,939,053	$402,703,072	$ 443,642,125
Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$ 41,488,025	$315,946,271	$ 357,434,296
Accumulated earnings	(548,972)	86,756,801	86,207,829
Net Assets	$ 40,939,053	$402,703,072	$ 443,642,125
Class N Shares:
Net assets	$ 40,939,053	$402,703,072	$ 443,642,125
Net asset value, offering price, and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)
Total shares outstanding at end of period	9,683,382	22,930,412	25,264,358
* Includes Securities Loaned $6,905,790; $30,406,661

Please see the accompanying Notes to Pro-Forma Financial Statements

B-6

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

FOR THE 12 MONTHS ENDED OCTOBER 31, 2018

	CLS International Equity Fund	CLS Global Diversified Equity Fund	Combined Fund	Pro-Forma Adjustments	Combined Pro Forma
Investment Income:
Dividend income - Unaffiliated	$ 1,489,753	$7,608,567	$ 9,098,320	-	9,098,320
Dividend income - Affiliated	-	2,689,431	2,689,431	-	2,689,431
Interest income	5,603	28,196	33,799	-	33,799
Securities lending income-net *	244,541	758,176	1,002,717	-	1,002,717
Total investment income	1,739,897	11,084,370	12,824,267	-	12,824,267
Expenses:
Investment advisory fees	365,333	3,412,396	3,777,729	-	3,777,729
Shareholder Service Fees:
Class N	121,778	1,137,465	1,259,243	-	1,259,243
Administration fees	50,566	313,814	364,380	(40,000)	324,380
Accounting fees	31,746	77,466	109,212	(21,000)	88,212
Transfer agent fees	35,486	56,812	92,298	(20,550)	71,748
Trustees' fees	31,355	31,355	62,710	(26,760)	35,950
Registration & filing fees	26,619	26,043	52,662	(26,619)	26,043
Printing and postage expense	30,729	65,713	96,442	(25,000)	71,442
Legal Fees	8,404	13,432	21,836	(6,000)	15,836
Audit Fees	17,229	17,229	34,458	(17,229)	17,229
Custodian fees	3,785	35,412	39,197	(1,500)	37,697
Insurance expense	3,268	15,624	18,892	(2,000)	16,892
Chief compliance officer fees	6,576	15,069	21,645	(5,000)	16,645
Miscellaneous fees and expenses	3,550	6,150	9,700	(3,000)	6,700
Total Expenses	736,424	5,223,980	5,960,404	(194,658)	5,765,746
Less: Fees waived and expenses reimbursed by the Advisor	(176,246)	-	(176,246)	203,018	26,772
Net Expenses	560,178	5,223,980	5,784,158	8,360	5,792,518
Net Investment Income	1,179,719	5,860,390	7,040,109	(8,360)	7,031,749
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments - Unaffiliated	2,129,504	39,161,322	41,290,826	-	41,290,826
Total net realized gain (loss)	2,129,504	39,161,322	41,290,826	-	41,290,826
Net change in unrealized depreciation on:
B-7

Investments - Unaffiliated	(7,813,374)	(49,560,346)	(57,373,720)	-	(57,373,720)
Investments - Affiliated	2,823	(3,584,004)	(3,581,181)	-	(3,581,181)
Total net change in unrealized
depreciation	(7,810,551)	(53,144,350)	(60,954,901)	-	(60,954,901)
Net Realized and Unrealized Loss on Investments	(5,681,047)	(13,983,028)	(19,664,075)	-	(19,664,075)
Net Decrease in Net Assets Resulting from Operations	$(4,501,328)	$(8,122,638)	$(12,623,966)	$(8,360)	$(12,632,326)

* A portion of securities lending income is from affiliated issuer.

B-8

PRO-FORMA CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

OCTOBER 31, 2018

	CLS International Equity Shares[1]	CLS Global Diversified Equity Shares	Pro Forma Combined Shares	CLS International Equity Fair Value	CLS Global Diversified Equity Fair Value	Pro Forma Fair Value
Equity Funds - 100.14%
Commodity Funds - 7.01%
Invesco DB Commodity Index Tracking Fund * +	-	974,000	974,000	$-	$ 16,519,040	$ 16,519,040
Teucrium Corn Fund *	-	55,000	55,000	-	886,600	886,600
Teucrium Wheat Fund *	-	150,000	150,000	-	921,000	921,000
WisdomTree Continuous Commodity Index Fund * ^ +	-	700,000	700,000	-	12,782,000	12,782,000
				-	31,108,640	31,108,640
Developed International - 26.50%
Global X MSCI Norway ETF +	124,300	-	124,300	$1,716,583	-	1,716,583
Invesco FTSE RAFI Developed Markets ex-US ETF +	51,700	-	51,700	2,066,966	-	2,066,966
iShares Edge MSCI International Momentum Factor ETF	175,300	-	175,300	4,818,997	-	4,818,997
iShares Edge MSCI Min Vol Emerging Markets ETF	18,900	-	18,900	1,039,122	-	1,039,122
iShares MSCI Australia ETF +	27,500	-	27,500	566,500	-	566,500
iShares MSCI Canada ETF +	77,200	250,000	327,200	2,046,572	6,627,500	8,674,072
iShares MSCI EAFE Value ETF	39,400	331,952	371,352	1,901,050	16,016,684	17,917,734
iShares MSCI Hong Kong ETF	53,500	-	53,500	1,143,295	-	1,143,295
iShares MSCI Ireland ETF	20,600	-	20,600	848,926	-	848,926
iShares MSCI Spain ETF +	68,300	75,000	143,300	1,891,227	2,076,750	3,967,977
iShares MSCI Switzerland ETF	44,200	-	44,200	1,463,020	-	1,463,020
iShares MSCI Turkey ETF	34,900	35,000	69,900	814,915	817,250	1,632,165
iShares MSCI United Kingdom ETF +	13,300	-	13,300	423,073	-	423,073
Schwab International Small-Cap Equity ETF	98,500	-	98,500	3,153,970	-	3,153,970
Franklin FTSE Canada ETF ^ +	-	26,000	26,000	-	602,966	602,966
Franklin FTSE United Kingdom ETF ^ +	-	70,000	70,000	-	1,626,800	1,626,800
JPMorgan Diversified Return International Equity ETF	-	650,000	650,000	-	34,417,500	34,417,500
USAA MSCI International Value Momentum Blend Index ETF +	-	115,000	115,000	-	5,134,865	5,134,865
Vanguard FTSE Europe ETF	-	234,000	234,000	-	12,116,520	12,116,520
Vanguard FTSE Pacific ETF	-	222,000	222,000	-	14,221,320	14,221,320
				23,894,216	93,658,155	117,552,371
Emerging Markets - 25.78%
Invesco DWA Emerging Markets Markets Momentum ETF +	383,600	-	383,600	6,149,108	-	6,149,108
iShares MSCI Chile ETF +	49,300	-	49,300	2,046,936	-	2,046,936
iShares MSCI Mexico ETF +	32,000	-	32,000	1,346,560	-	1,346,560
iShares MSCI Philippines ETF +	51,800	-	51,800	1,550,892	-	1,550,892
iShares MSCI Taiwan ETF	41,000	-	41,000	1,358,330	-	1,358,330
iShares MSCI Thailand ETF +	18,400	-	18,400	1,595,280	-	1,595,280
Schwab Fundamental Emerging Markets Large Company Index ETF +	31,400	684,700	716,100	843,404	18,391,042	19,234,446
VanEck Vectors Russia ETF	96,900	-	96,900	2,015,520	-	2,015,520
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	-	574,000	574,000	-	17,185,560	17,185,560
iShares MSCI Russia ETF	-	165,500	165,500	-	5,572,385	5,572,385
SPDR S&P Emerging Asia Pacific ETF +	-	192,000	192,000	-	16,863,360	16,863,360
B-9

SPDR S&P Emerging Markets Dividend ETF ^	-	1,375,000	1,375,000	-	39,476,250	39,476,250
				16,906,030	97,488,597	114,394,627
Global - 4.57%
Cambria Global Value ETF	-	41,764	41,764	-	932,173	932,173
iShares Global Healthcare ETF +	-	328,000	328,000	-	19,361,840	19,361,840
				-	20,294,013	20,294,013
Large Cap Core - 17.61%
Davis Select Financial ETF ^	-	800,000	800,000	-	18,400,000	18,400,000
ERShares Entrepreneur 30 ETF	-	154,072	154,072	-	2,487,431	2,487,431
iShares Edge MSCI USA Momentum Factor ETF +	-	173,000	173,000	-	18,557,710	18,557,710
John Hancock Multi-Factor Health Care ETF ^ +	-	300,000	300,000	-	9,963,000	9,963,000
SPDR SSGA Gender Diversity Index ETF	-	145,000	145,000	-	10,358,800	10,358,800
Vanguard Dividend Appreciation ETF	-	177,000	177,000	-	18,347,820	18,347,820
				-	78,114,761	78,114,761
Large Cap Growth - 12.02%
ClearBridge All Cap Growth ETF +	-	50,000	50,000	-	1,452,000	1,452,000
Fidelity MSCI Information Technology Index ETF	-	56,000	56,000	-	3,080,000	3,080,000
iShares Edge MSCI USA Quality Factor ETF +	-	442,557	442,557	-	36,966,786	36,966,786
SPDR MFS Systematic Growth Equity ETF ^	-	150,000	150,000	-	11,823,690	11,823,690
				-	53,322,476	53,322,476
Large Cap Value - 4.92%
iShares Edge MSCI USA Value Factor ETF	-	100,000	100,000	-	8,266,000	8,266,000
John Hancock Multifactor Consumer Staples ETF ^	-	200,000	200,000	-	5,440,000	5,440,000
Oppenheimer Russell 1000 Yield Factor ETF ^	-	35,000	35,000	-	872,879	872,879
SPDR S&P Global Natural Resources ETF	-	157,500	157,500	-	7,241,850	7,241,850
				-	21,820,729	21,820,729
Real Estate - 1.73%
FlexShares Global Quality Real Estate Index Fund	-	120,000	120,000	-	6,943,200	6,943,200
Hartford Multifactor REIT ETF +	-	50,000	50,000	-	733,100	733,100
				-	7,676,300	7,676,300

Total Equity Funds (cost $398,944,243)				40,800,246	403,483,671	444,283,917

Money Market Funds - 0.63%
Short-Term Cash - 0.63%
Federated Prime Cash Obligations Fund Institutional Class, 2.04% *	327,742	2,471,792	2,799,534	327,742	2,471,792	2,799,534
Total Money Market Funds (cost $2,799,534)				327,742	$2,471,792	2,799,534

Collateral for Securities Loaned - 7.21%
Dreyfus Government Cash Management Institutional Class, 2.00% **	11,394	53,321	64,715	11,394	53,321	64,715
Milestone Treasury Obligations Fund Institutional Class, 2.00% **!	7,046,700	24,830,900	31,877,600	7,046,700	24,830,900	31,877,600
Total Collateral for Securities Loaned (cost $31,942,315)				7,058,094	24,884,221	31,942,315
Total Investments (cost $433,686,092) - 107.98%				$48,186,082	$430,839,684	$479,025,766
B-10

Liabilities Less Other Assets - Net - (7.98)%	(7,247,029)	(28,136,612)	(35,383,641)
NET ASSETS - 100.00%	$40,939,053	$402,703,072	$443,642,125

1. All investments held by the CLS International Equity Fund as of October 31, 2018 would have complied with the investment restrictions, guidelines and policies of the CLS Global Diversified Equity Fund.

+

All or a portion of this security is on loan. Total loaned securities for the CLS Global Diversified Equity Fund had a value of $30,406,661 at October 31, 2018. The loaned securities were secured with cash collateral of $24,884,221 and non-cash collateral of $6,187,261. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the CLS Global Diversified Equity Fund at the Fund’s custodian. Total loaned securities for the CLS International Equity

Fund had a value of $6,905,790 at October 31, 2018. The loaned securities were secured with cash collateral of $7,058,094. The Funds cannot pledge or resell the collateral.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on October 31, 2018.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

B-11

Notes to Pro Forma Financial Statements, October 31, 2018 (Unaudited)

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the "Reorganization") as if the Reorganization occurred on October 31, 2018.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received 2,331,120 shares of the Survivor Fund had the Reorganization occurred on October 31, 2018.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of As of Date
CLS International Equity Fund (Target Fund)	$40,939,053	October 31, 2018
CLS Global Diversified Equity Fund (Survivor Fund)	$402,703,072	October 31, 2018
CLS Global Diversified Equity Fund (Pro Forma Combined Fund)	$443,642,125	October 31, 2018

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on October 31, 2018 using the fees and expenses information shown in the Proxy Statement/Prospectus. Forward-looking estimates have been utilized in preparing the pro forma information for the Combined Fund. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Expense	Pro Forma Adjustment
Administration fees	(40,000)
Accounting fees	(21,000)
Transfer agent fees	(20,550)
Trustees' fees	(26,760)
Registration & filing fees	(26,619)
Printing and postage expense	(25,000)
Legal Fees	(6,000)
Custodian fees	(1,500)
Insurance expense	(2,000)
Chief compliance officer fees	(5,000)
Miscellaneous fees and expenses	(3,000)

Pro forma adjustment to the investment advisory fee reflects the application of the Survivor Fund’s management fee against the pro forma assets of the Survivor Fund post-merger. All pro forma adjustments reflect changes pursuant to economies of scale savings and/or the elimination of redundant fees or expenses.

Note 4 — Accounting Survivor

B-12

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 – Costs Of Reorganization

The costs of the Reorganization will be borne by CLS Investments LLC, each Fund's investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $25,000, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund.

B-13

PART C: OTHER INFORMATION

Item 15: Indemnification

Reference is made to the Registrant's Underwriting Agreement dated the 1st day of February 2019.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis or use of marketing materials that are false or misleading (v) Registrant’s failure to properly register Fund shares under applicable state laws, or (vi) actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Registrant. The Registrant’s agreement to indemnify NLD, its officers or managers, and any such controlling person will not be deemed to cover any such claim, demand, liability or expense to the extent that it arises out of or is based upon: (i) any such untrue statement, alleged untrue statement, omission or alleged omission made in any Registration Statement or any Prospectus in reliance upon information furnished by NLD, its officers, managers or any such controlling person to the Fund or its representatives for use in the preparation thereof, or (ii) willful misfeasance, bad faith or gross negligence in the performance of NLD’s duties, or by reason of NLD’s reckless disregard of its obligations and duties under the Underwriting Agreement.

Reference is made to Article VI of the Registrant’s Amended Declaration of Trust previously in the Registration Statement on January 29, 1997.

The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event  that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)	Declaration of Trust. Name change amendment to the Declaration of Trust of AdvisorOne Funds (formerly the Orbitex Group of Funds) (the “Trust”), previously filed in Post-Effective Amendment No. 19 on July 1, 2003, is incorporated herein by reference (File No. 333-20635); Declaration of Trust, dated December 13, 1996, previously filed in the Registration Statement on January 29, 1997, is incorporated herein by reference (File No. 333-20635).

B-14

(2)	By-Laws. By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference (File No. 333-20635).

(3)	Not Applicable.

(4)	Plan of Reorganization. Form of Plan of Reorganization is filed herewith.

(5)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and By-Laws of the Trust.

(6)	Investment Advisory Contracts.

(a)	Investment Advisory Agreement, dated July 20, 2017 by and between CLS Investments, LLC (“CLS”) and the Trust on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, CLS Shelter Fund and the Milestone Treasury Obligations Fund previously filed in Post-Effective Amendment No. 112 on August 25, 2017, is incorporated herein by reference (File No. 333-20635).

(7)       Underwriting Contracts.

(a)	Underwriting Agreement by and between Northern Lights Distributors, LLC and the Trust dated February 1, 2019, on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, CLS Shelter Fund and the Milestone Treasury Obligations Fund is filed herewith.

(8)       Bonus or Profit Sharing Contracts. None.

(9)       Custodian Agreements.

(a)	Custody Agreement dated September 1, 2010, as amended November 3, 2014, by and between Fifth Third Bank and the Trust, on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Global Growth Fund, CLS Domestic Equity Fund, CLS International Equity Fund, CLS Enhanced Long/Short Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund previously filed in Post-Effective Amendment No. 96 on November 14, 2014, is incorporated herein by reference (File No. 333-20635).

(b)	Global Custody Addendum dated September 1, 2010 by and between Fifth Third Bank and the Trust previously filed in Post-Effective Amendment No. 51 on August 31, 2010, is incorporated herein by reference (File No. 333-20635).

(10)       12b-1 and 18f-3 Plans.

(a)	Shareholder Services Plan dated July 19, 2018 on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund, previously filed in Post-Effective Amendment No. 116 on August 17, 2018 is incorporated herein by reference (File No. 333-20635).

(c)	Rule 18f-3 Plan for Multiple Classes of Shares dated July 19, 2018, previously filed in Post-Effective Amendment No. 116 on August 17, 2018 is incorporated herein by reference (File No. 333-20635).

(11)       Legal Opinion. Opinion and consent of Thompson Hine LLP is filed herewith.

(12)       Legal Opinion regarding Tax Matters. Form of opinion regarding tax matters is filed herewith.

(13)       None.

(14)       Consent of Tait, Weller & Baker LLP is filed herewith.

(15)       Omitted Financial Statements.

(a)	Annual Report of the Registrant was filed on Form N-CSR on July 9, 2018 and is incorporated by reference herein (File No. 333-20635 and 811-08037).
B-15

(b)	Semi-Annual Report of the Registrant was filed on Form N-CSR on January 9, 2019 and is incorporated by reference herein (File No. 333-20635 and 811-08037).

Item 17: Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it will file the Legal Opinion on Tax Matters on Form POS-EX.